POWER OF ATTORNEY

     We, the undersigned officers and Trustees of The Wright EquiFund Equity Trust, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., Peter M. Donovan, Alan R. Dynner and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by The Wright EquiFund Equity Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         NAME                   CAPACITY                             DATE

                             President, Principal
/s/ Peter M. Donovan         Executive Officer and
-----------------------      Trustee                             March 18, 1997
Peter M. Donovan
                             Treasurer and Principal
/s/ James L. O'Connor        Financial and Accounting
-----------------------      Officer                             March 18, 1997
James L. O'Connor

/s/ H. Day Brigham, Jr.
-----------------------      Trustee                             March 18, 1997
H. Day Brigham, Jr.

/s/ Winthrop S. Emmet
-----------------------      Trustee                             March 18, 1997
Winthrop S. Emmet

/s/ Leland Miles
-----------------------      Trustee                             March 18, 1997
Leland Miles

/s/ A.M. Moody, III
-----------------------      Trustee                             March 18, 1997
A.M. Moody, III

/s/ Lloyd F. Pierce
-----------------------      Trustee                             March 18, 1997
Lloyd F. Pierce

/s/ Richard E. Taber
-----------------------      Trustee                             March 18, 1997
Richard E. Taber

/s/ Raymond Van Houtte
-----------------------      Trustee                             March 18, 1997
Raymond Van Houtte